UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 6, 2005

AGCO CORPORATION
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12930	58-1960019
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4205 River Green Parkway, Duluth, Georgia		30096
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(770)813-9200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On December 1, 2005, the Board of Directors of AGCO Corporation ("the Company") made a revision to the fees to be paid to non-employee directors effective January 1, 2006. A schedule of the fees as revised is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.

The following exhibit is filed with this report:

99.1 Director Compensation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGCO CORPORATION

December 6, 2005	By:	Stephen D. Lupton

Name: Stephen D. Lupton
Title: Senior Vice President - Corporate Development and General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Director Compensation